(Exhibit 24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Richard A. Bemis   , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 2006.

/s/ Richard A. Bemis
Richard A. Bemis
Director

(Exhibit 24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Albert J. Budney, Jr.   , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 2006.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Ellen Carnahan    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17 day of August, 2006.

/s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,   Robert C. Gallagher    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of August, 2006.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,  Kathryn M. Hasselblad-Pascale , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of August, 2006.

/s/ Kathryn M. Hasselbald-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    James L. Kemerling   , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of August, 2006.

/s/ James L. Kemerling
James L. Kemerling
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    John C. Meng   , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of August, 2006.

/s/ John C. Meng
John C. Meng
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    William F. Protz, Jr.   , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of August, 2006.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Larry L. Weyers    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, and Barth J. Wolf, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this “Corporation”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and any associated Common Stock Purchase Rights) to be issued by this Corporation in connection with the merger involving this Corporation, Wedge Acquisition Corp, a wholly owned subsidiary of this Corporation, and Peoples Energy Corporation, and to file said Registration Statement, with all exhibits thereto and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and any associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of August, 2006.

/s/ Larry L. Weyers
Larry L. Weyers
Director